UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-02351

Western Asset Income Fund

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: December 31

Date of reporting period: March 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET INCOME FUND

FORM N-Q

MARCH 31, 2014

WESTERN ASSET INCOME FUND

Schedule of investments (unaudited)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 92.0%
CONSUMER DISCRETIONARY - 9.5%
Automobiles - 0.8%
Ford Motor Credit Co., LLC, Senior Notes	7.000%	4/15/15	$610,000	$648,906
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	410,000	517,008

Total Automobiles				1,165,914

Hotels, Restaurants & Leisure - 0.7%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	100,000	104,500	(a)
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	500,000	526,250	(a)
Wynn Macau Ltd., Senior Notes	5.250%	10/15/21	290,000	295,075	(a)

Total Hotels, Restaurants & Leisure				925,825

Household Durables - 0.6%
Toll Brothers Finance Corp., Senior Notes	4.000%	12/31/18	690,000	707,250
Toll Brothers Finance Corp., Senior Notes	6.750%	11/1/19	90,000	102,150

Total Household Durables				809,400

Internet & Catalog Retail - 0.3%
QVC Inc., Senior Secured Notes	5.125%	7/2/22	400,000	414,961
QVC Inc., Senior Secured Notes	4.375%	3/15/23	30,000	29,564

Total Internet & Catalog Retail				444,525

Media - 6.1%
21st Century Fox America Inc., Senior Notes	6.550%	3/15/33	545,000	652,450
21st Century Fox America Inc., Senior Notes	7.750%	12/1/45	130,000	180,251
Comcast Corp., Bonds	6.400%	5/15/38	950,000	1,167,903
Comcast Corp., Notes	6.450%	3/15/37	220,000	270,646
Comcast Corp., Senior Notes	6.950%	8/15/37	160,000	207,834
DISH DBS Corp., Senior Notes	5.875%	7/15/22	500,000	533,750
TCI Communications Inc., Senior Debentures	8.750%	8/1/15	160,000	177,263
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	690,000	872,866
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	410,000	565,015
Time Warner Inc., Senior Debentures	7.700%	5/1/32	595,000	797,923
Time Warner Inc., Senior Notes	4.900%	6/15/42	150,000	150,537
UBM PLC, Notes	5.750%	11/3/20	570,000	610,803	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	1,000,000	1,060,000	(a)
WPP Finance 2010, Senior Notes	4.750%	11/21/21	840,000	902,525
WPP Finance 2010, Senior Notes	5.625%	11/15/43	150,000	158,021
WPP Finance UK, Senior Notes	8.000%	9/15/14	180,000	185,879

Total Media				8,493,666

Multiline Retail - 0.3%
Macy’s Retail Holdings Inc., Notes	5.750%	7/15/14	400,000	405,667

Specialty Retail - 0.7%
American Greetings Corp., Senior Notes	7.375%	12/1/21	160,000	168,000
Gap Inc., Senior Notes	5.950%	4/12/21	730,000	821,922

Total Specialty Retail				989,922

TOTAL CONSUMER DISCRETIONARY				13,234,919

CONSUMER STAPLES - 3.9%
Beverages - 1.1%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	260,000	298,476
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	80,000	78,200
Pernod-Ricard SA, Senior Bonds	5.750%	4/7/21	350,000	397,318	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	670,000	728,885	(a)

Total Beverages				1,502,879

See Notes to Schedule of Investments.

WESTERN ASSET INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Food Products - 0.3%
Kraft Foods Group Inc., Senior Notes	5.000%	6/4/42	$200,000	$209,431
Mondelez International Inc., Senior Notes	4.000%	2/1/24	250,000	253,686

Total Food Products				463,117

Tobacco - 2.5%
Altria Group Inc., Senior Notes	9.950%	11/10/38	680,000	1,091,047
Altria Group Inc., Senior Notes	10.200%	2/6/39	230,000	377,437
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	330,000	407,897
Lorillard Tobacco Co., Senior Notes	8.125%	5/1/40	270,000	347,023
Lorillard Tobacco Co., Senior Notes	7.000%	8/4/41	320,000	367,162
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	260,000	254,484
Reynolds American Inc., Senior Notes	4.750%	11/1/42	720,000	673,448

Total Tobacco				3,518,498

TOTAL CONSUMER STAPLES				5,484,494

ENERGY - 15.2%
Energy Equipment & Services - 0.5%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	370,000	454,685
Cameron International Corp., Senior Notes	4.000%	12/15/23	250,000	250,693
Rowan Cos., Inc., Senior Notes	5.850%	1/15/44	80,000	81,278

Total Energy Equipment & Services				786,656

Oil, Gas & Consumable Fuels - 14.7%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	465,000	592,066
Apache Corp., Senior Notes	6.900%	9/15/18	100,000	119,718
Apache Corp., Senior Notes	6.000%	1/15/37	190,000	224,418
Apache Corp., Senior Notes	5.100%	9/1/40	80,000	84,733
Apache Corp., Senior Notes	5.250%	2/1/42	90,000	97,106
ConocoPhillips, Notes	6.500%	2/1/39	810,000	1,064,424
ConocoPhillips, Senior Notes	6.000%	1/15/20	310,000	366,945
Devon Energy Corp., Senior Notes	5.600%	7/15/41	310,000	343,335
Devon Financing Corp. LLC, Debentures	7.875%	9/30/31	380,000	516,917
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	2,000,000	2,126,442
Enbridge Energy Partners LP, Senior Notes	9.875%	3/1/19	120,000	157,205
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	250,000	285,938
Enterprise Products Operating LLC, Senior Notes	6.125%	10/15/39	320,000	373,330
EOG Resources Inc., Senior Notes	5.875%	9/15/17	540,000	614,471
Hess Corp., Notes	7.875%	10/1/29	1,180,000	1,549,736
Hess Corp., Senior Bonds	6.000%	1/15/40	300,000	339,115
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,080,000	1,309,597
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	310,000	333,250	(a)
LUKOIL International Finance BV, Senior Notes	4.563%	4/24/23	200,000	183,000	(a)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	600,000	621,000	(a)
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	350,000	368,375	(a)
Noble Energy Inc., Senior Notes	6.000%	3/1/41	390,000	445,682
Noble Energy Inc., Senior Notes	5.250%	11/15/43	150,000	156,561
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	2,635,000	2,924,850
Petrobras Global Finance BV, Senior Notes	3.250%	3/17/17	500,000	501,552
Petrobras Global Finance BV, Senior Notes	4.875%	3/17/20	140,000	140,308
Petrobras Global Finance BV, Senior Notes	7.250%	3/17/44	280,000	287,427
Petrobras International Finance Co., Global Notes	5.875%	3/1/18	879,000	937,712
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	525,000	508,769
Petroleos Mexicanos, Notes	6.375%	1/23/45	380,000	409,925	(a)
Phillips 66, Senior Notes	5.875%	5/1/42	160,000	185,109
Plains Exploration & Production Co., Senior Notes	6.875%	2/15/23	410,000	456,125
Shell International Finance BV, Senior Notes	6.375%	12/15/38	250,000	322,281
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	5.400%	8/15/41	310,000	335,859
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	4.450%	8/1/42	450,000	422,010
Williams Cos. Inc., Debentures	7.500%	1/15/31	47,000	51,722
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	37,000	41,511

See Notes to Schedule of Investments.

WESTERN ASSET INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Oil, Gas & Consumable Fuels - (continued)
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	$610,000	$735,370

Total Oil, Gas & Consumable Fuels				20,533,894

TOTAL ENERGY				21,320,550

FINANCIALS - 38.9%
Banks - 18.2%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	330,000	310,200	(b)(c)
Bank of America Corp., Senior Notes	6.500%	8/1/16	70,000	78,404
Bank of America Corp., Senior Notes	7.625%	6/1/19	70,000	86,154
Bank of America Corp., Senior Notes	5.625%	7/1/20	30,000	34,138
Bank of America Corp., Senior Notes	5.875%	2/7/42	320,000	370,010
Bank of America Corp., Senior Notes	4.875%	4/1/44	840,000	843,822
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	240,000	321,679	(a)
BPCE SA, Subordinated Notes	5.150%	7/21/24	410,000	407,884	(a)
CIT Group Inc., Secured Notes	5.250%	4/1/14	370,000	370,000	(a)
CIT Group Inc., Senior Notes	5.000%	8/1/23	200,000	204,500
Citigroup Inc., Junior Subordinated Notes	5.950%	1/30/23	200,000	195,500	(b)(c)
Citigroup Inc., Senior Notes	6.375%	8/12/14	315,000	321,614
Citigroup Inc., Senior Notes	5.500%	10/15/14	120,000	123,162
Citigroup Inc., Senior Notes	6.010%	1/15/15	142,000	148,004
Citigroup Inc., Senior Notes	8.500%	5/22/19	1,280,000	1,630,822
Citigroup Inc., Senior Notes	8.125%	7/15/39	450,000	650,838
Citigroup Inc., Senior Notes	5.875%	1/30/42	240,000	275,477
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	750,000	798,899
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	550,000	601,713
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	370,000	433,270
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Junior Subordinated Notes	11.000%	6/30/19	708,000	939,870	(a)(b)(c)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	5.250%	5/24/41	570,000	615,371
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	5.750%	12/1/43	450,000	491,075
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	560,000	635,600	(a)(b)(c)
HSBC Finance Capital Trust IX, Junior Subordinated Notes	5.911%	11/30/35	1,350,000	1,402,312	(b)
HSBC Holdings PLC, Subordinated Notes	5.250%	3/14/44	410,000	414,574
ING Bank NV, Subordinated Notes	5.800%	9/25/23	600,000	639,868	(a)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	1,240,000	1,272,228	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	410,000	384,375	(b)(c)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	260,000	256,100	(b)(c)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.125%	4/30/24	290,000	287,825	(b)(c)
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	720,000	816,175
JPMorgan Chase & Co., Subordinated Notes	5.625%	8/16/43	440,000	473,112
M&T Bank Corp., Junior Subordinated Bonds	6.875%	5/15/16	880,000	860,200	(c)
Mizuho Financial Group Cayman Ltd., Subordinated Notes	5.790%	4/15/14	550,000	550,982	(a)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	1,360,000	1,462,000	(b)(c)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	580,000	587,962
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	170,000	173,965
Royal Bank of Scotland Group PLC, Subordinated Notes	6.125%	12/15/22	310,000	324,656
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	1,010,000	1,048,399
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	350,000	358,384
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	480,000	537,766
Santander UK PLC, Subordinated Notes	5.000%	11/7/23	200,000	205,759	(a)

See Notes to Schedule of Investments.

WESTERN ASSET INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Banks - (continued)
Standard Chartered PLC, Subordinated Notes	5.200%	1/26/24	$260,000	$266,931	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	410,000	406,146	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	5/16/14	1,190,000	1,143,888	(b)(c)
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	430,000	452,958
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	130,000	130,000

Total Banks				25,344,571

Capital Markets - 6.8%
Deutsche Bank AG, Subordinated Notes	4.296%	5/24/28	500,000	471,123	(b)
Goldman Sachs Capital I, Capital Securities	6.345%	2/15/34	685,000	709,240
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	5/16/14	880,000	677,600	(b)(c)
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	40,000	40,176
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	270,000	301,249
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	510,000	564,565
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	570,000	676,844
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	640,000	733,132
Merrill Lynch & Co. Inc., Senior Notes	6.400%	8/28/17	300,000	344,393
Merrill Lynch & Co. Inc., Subordinated Notes	5.700%	5/2/17	1,000,000	1,112,245
Merrill Lynch & Co. Inc., Subordinated Notes	6.110%	1/29/37	320,000	357,880
Merrill Lynch & Co. Inc., Subordinated Notes	7.750%	5/14/38	900,000	1,186,760
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	100,000	116,576
Morgan Stanley, Senior Notes	6.000%	5/13/14	860,000	865,303
Morgan Stanley, Senior Notes	5.500%	7/24/20	100,000	112,848
Morgan Stanley, Senior Notes	6.375%	7/24/42	90,000	109,788
Morgan Stanley, Subordinated Notes	5.000%	11/24/25	230,000	236,652
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	480,000	522,911
UBS AG Stamford CT, Subordinated Notes	7.625%	8/17/22	340,000	398,781

Total Capital Markets				9,538,066

Consumer Finance - 2.6%
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	201,000	239,693
American Express Co., Subordinated Debentures	6.800%	9/1/66	370,000	405,409	(b)
Capital One Financial Corp., Senior Notes	6.750%	9/15/17	230,000	268,093
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	1,300,000	1,517,023
SLM Corp., Senior Notes	7.250%	1/25/22	830,000	915,075
SLM Corp., Senior Notes	6.125%	3/25/24	290,000	289,637

Total Consumer Finance				3,634,930

Diversified Financial Services - 6.9%
Beaver Valley Funding Corp., Senior Secured Bonds	9.000%	6/1/17	41,000	43,397
Carlyle Holdings II Finance LLC, Senior Secured Notes	5.625%	3/30/43	220,000	234,744	(a)
CME Group Inc., Senior Notes	5.300%	9/15/43	440,000	492,336
General Electric Capital Corp., Junior Subordinated Bonds	6.250%	12/15/22	600,000	642,000	(b)(c)
General Electric Capital Corp., Notes	5.300%	2/11/21	480,000	539,879
General Electric Capital Corp., Senior Notes	5.900%	5/13/14	600,000	603,749
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	440,000	579,454
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	750,000	825,000	(b)
ILFC E-Capital Trust I, Junior Subordinated Notes	1.784%	12/21/65	470,000	444,150	(a)(b)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	790,000	766,300	(a)(b)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	190,000	223,013
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	470,000	559,300
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	130,000	143,325
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	190,000	229,803
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	700,000	813,750	(a)
Voya Financial Inc., Junior Subordinated Notes	5.650%	5/15/53	130,000	129,220	(b)
Voya Financial Inc., Senior Notes	5.500%	7/15/22	760,000	852,501
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	1,440,000	1,551,600	(a)(b)

Total Diversified Financial Services				9,673,521

See Notes to Schedule of Investments.

WESTERN ASSET INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Insurance - 3.9%
AIA Group Ltd., Senior Notes	4.875%	3/11/44	$400,000	$405,618	(a)
Allstate Corp., Junior Subordinated Debentures	6.500%	5/15/57	480,000	509,328	(b)
American Equity Investment Life Holding Co., Senior Notes	6.625%	7/15/21	60,000	63,975
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	80,000	84,000
American International Group Inc., Senior Notes	6.400%	12/15/20	90,000	107,230
AXA SA, Subordinated Bonds	8.600%	12/15/30	200,000	258,000
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	170,000	200,226
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	190,000	202,350	(a)
Five Corners Funding Trust, Bonds	4.419%	11/15/23	370,000	377,764	(a)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	190,000	210,900	(a)
Liberty Mutual Insurance Co., Subordinated Notes	7.875%	10/15/26	490,000	596,662	(a)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	1,150,000	1,213,250
Prudential Financial Inc., Junior Subordinated Debentures	8.875%	6/15/38	340,000	416,500	(b)
Prudential Holdings LLC, Bonds, AGM-Insured	7.245%	12/18/23	260,000	318,759	(a)
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	400,000	524,893	(a)

Total Insurance				5,489,455

Real Estate Investment Trusts (REITs) - 0.1%
Health Care REIT Inc., Senior Notes	5.875%	5/15/15	130,000	137,288

Real Estate Management & Development - 0.3%
Security Capital Group Inc., Senior Notes	7.700%	6/15/28	280,000	365,454

Thrifts & Mortgage Finance - 0.1%
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	160,000	170,680

TOTAL FINANCIALS				54,353,965

HEALTH CARE - 1.3%
Biotechnology - 0.4%
Amgen Inc., Senior Notes	5.150%	11/15/41	420,000	432,691
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	60,000	68,730

Total Biotechnology				501,421

Health Care Providers & Services - 0.8%
Aetna Inc., Senior Notes	6.500%	9/15/18	240,000	283,053
Catholic Health Initiatives, Secured Bonds	4.350%	11/1/42	30,000	27,450
Humana Inc., Senior Notes	6.450%	6/1/16	220,000	244,362
Humana Inc., Senior Notes	8.150%	6/15/38	190,000	267,111
UnitedHealth Group Inc., Senior Notes	6.000%	11/15/17	31,000	35,213
WellPoint Inc., Notes	5.875%	6/15/17	290,000	326,976

Total Health Care Providers & Services				1,184,165

Pharmaceuticals - 0.1%
Zoetis Inc., Senior Notes	4.700%	2/1/43	160,000	158,343

TOTAL HEALTH CARE				1,843,929

INDUSTRIALS - 5.4%
Aerospace & Defense - 1.1%
Esterline Technologies Corp., Senior Notes	7.000%	8/1/20	750,000	811,875
Exelis Inc., Senior Notes	5.550%	10/1/21	520,000	536,238
Textron Inc., Senior Notes	4.300%	3/1/24	250,000	254,654

Total Aerospace & Defense				1,602,767

Airlines - 1.7%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	280,000	286,994	(a)

See Notes to Schedule of Investments.

WESTERN ASSET INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Airlines - (continued)
American Airlines, Pass-Through Trust, Senior Secured Notes	5.600%	7/15/20	$311,822	$325,074	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	89,498	103,147
Delta Air Lines Inc., Pass-Through Certificates, Senior Secured Notes	7.750%	12/17/19	205,565	240,511
United Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	106,314	118,009
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.750%	1/15/17	84,137	96,757
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	152,405	170,694
United Airlines Inc., Pass-Through Certificates, Secured Notes	6.250%	4/11/20	161,385	172,279
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	140,000	147,525
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	181,737	212,632
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.256%	3/15/20	138,242	153,794
US Airways, Pass-Through Trust, Senior Secured Bonds	5.900%	10/1/24	345,767	386,395

Total Airlines				2,413,811

Commercial Services & Supplies - 1.1%
Republic Services Inc., Senior Notes	5.500%	9/15/19	130,000	147,404
Republic Services Inc., Senior Notes	5.250%	11/15/21	330,000	368,905
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	600,000	606,000	(a)
Waste Management Inc., Senior Notes	7.750%	5/15/32	250,000	345,841

Total Commercial Services & Supplies				1,468,150

Construction & Engineering - 0.1%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	200,000	182,000	(a)

Industrial Conglomerates - 0.2%
United Technologies Corp., Senior Notes	6.125%	2/1/19	200,000	235,646

Machinery - 0.7%
Valmont Industries Inc., Senior Notes	6.625%	4/20/20	790,000	917,343

Marine - 0.2%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	287,000	287,000

Road & Rail - 0.3%
Burlington Northern Santa Fe LLC, Senior Notes	4.900%	4/1/44	460,000	474,138

TOTAL INDUSTRIALS				7,580,855

INFORMATION TECHNOLOGY - 0.9%
Internet Software & Services - 0.1%
VeriSign Inc., Senior Notes	4.625%	5/1/23	150,000	144,000

IT Services - 0.4%
Electronic Data Systems Corp., Notes	7.450%	10/15/29	420,000	501,146

Semiconductors & Semiconductor Equipment - 0.1%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	110,000	127,803

Software - 0.1%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	210,000	210,000	(a)

Technology Hardware, Storage & Peripherals - 0.2%
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	310,000	327,942

TOTAL INFORMATION TECHNOLOGY				1,310,891

MATERIALS - 5.5%
Chemicals - 1.0%
Dow Chemical Co., Debentures	7.375%	11/1/29	800,000	1,035,045

See Notes to Schedule of Investments.

WESTERN ASSET INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Chemicals - (continued)
Ecolab Inc., Senior Notes	5.500%	12/8/41	$140,000	$159,458
LYB International Finance BV, Senior Bonds	4.875%	3/15/44	100,000	99,819

Total Chemicals				1,294,322

Containers & Packaging - 0.7%
Rock-Tenn Co., Senior Notes	4.450%	3/1/19	470,000	503,524
Rock-Tenn Co., Senior Notes	4.900%	3/1/22	460,000	491,867

Total Containers & Packaging				995,391

Metals & Mining - 3.6%
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	690,000	654,558
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	100,000	105,818
Cliffs Natural Resources Inc., Senior Notes	5.900%	3/15/20	140,000	146,035
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	20,000	19,638
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	370,000	360,394
Freeport-McMoRan Copper & Gold Inc., Senior Notes	5.450%	3/15/43	120,000	118,004
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	660,000	858,540
Southern Copper Corp., Senior Notes	5.375%	4/16/20	150,000	161,699
Southern Copper Corp., Senior Notes	5.250%	11/8/42	470,000	402,393
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	140,000	152,250
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,148,000	1,223,168
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	350,000	350,000	(a)
Xstrata Finance Canada Ltd., Senior Notes	6.900%	11/15/37	430,000	476,397	(a)

Total Metals & Mining				5,028,894

Paper & Forest Products - 0.2%
Georgia-Pacific Corp., Senior Bonds	7.375%	12/1/25	250,000	314,787

TOTAL MATERIALS				7,633,394

TELECOMMUNICATION SERVICES - 7.7%
Diversified Telecommunication Services - 6.3%
AT&T Inc., Senior Notes	5.550%	8/15/41	300,000	314,943
British Telecommunications PLC, Bonds	9.625%	12/15/30	330,000	510,121
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	160,000	174,805
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	750,000	735,000	(a)
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	200,000	269,587
Qwest Corp., Debentures	6.875%	9/15/33	1,000,000	986,143
Telecom Italia Capital SA, Senior Notes	7.175%	6/18/19	360,000	412,650
Telefonica Emisiones SAU, Senior Notes	3.729%	4/27/15	230,000	236,719
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	60,000	72,622
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	750,000	765,000
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	1,790,000	1,958,831
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	1,920,000	2,336,515

Total Diversified Telecommunication Services				8,772,936

Wireless Telecommunication Services - 1.4%
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	850,000	959,267
Sprint Capital Corp., Global Notes	6.900%	5/1/19	330,000	362,175
Sprint Corp., Senior Notes	7.875%	9/15/23	300,000	330,000	(a)
Telefonica Europe BV, Senior Notes	8.250%	9/15/30	230,000	297,999

Total Wireless Telecommunication Services				1,949,441

TOTAL TELECOMMUNICATION SERVICES				10,722,377

UTILITIES - 3.7%
Electric Utilities - 2.3%
CenterPoint Energy Houston Electric LLC, Senior Secured Bonds	4.500%	4/1/44	210,000	215,382
Enersis SA, Notes	7.400%	12/1/16	452,000	510,402
FirstEnergy Corp., Notes	7.375%	11/15/31	830,000	953,384
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	140,000	165,346
PNPP II Funding Corp., Senior Bonds	9.120%	5/30/16	647,000	671,818

See Notes to Schedule of Investments.

WESTERN ASSET INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Electric Utilities - (continued)
Virginia Electric and Power Co., Senior Notes	8.875%	11/15/38	$390,000	$631,974

Total Electric Utilities				3,148,306

Gas Utilities - 0.1%
Southern Natural Gas Co., Senior Notes	5.900%	4/1/17	170,000	190,818	(a)

Multi-Utilities - 1.3%
CenterPoint Energy Inc., Senior Notes	6.850%	6/1/15	1,150,000	1,231,489
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	250,000	316,487
DTE Energy Co., Senior Notes	6.350%	6/1/16	260,000	288,949

Total Multi-Utilities				1,836,925

TOTAL UTILITIES				5,176,049

TOTAL CORPORATE BONDS & NOTES (Cost - $116,815,236)				128,661,423

ASSET-BACKED SECURITIES - 1.3%
Countrywide Asset-Backed Certificates, 2004-6 1A1	0.424%	12/25/34	514,490	476,966	(b)
Dryden Senior Loan Fund, 2014-31A C	3.120%	4/18/26	250,000	247,390	(a)(b)
Madison Park Funding Ltd., 2013-11A C	3.050%	10/23/25	250,000	245,996	(a)(b)
Morgan Stanley Capital Inc., 2005-WMC2 M2	0.799%	2/25/35	324,843	319,483	(b)
SLM Student Loan Trust, 2011-A A3	2.655%	1/15/43	330,000	350,194	(a)(b)
Whitehorse Ltd., 2013-1A A3L	3.236%	11/24/25	200,000	198,749	(a)(b)

TOTAL ASSET-BACKED SECURITIES (Cost - $1,800,286)				1,838,778

COLLATERALIZED MORTGAGE OBLIGATIONS - 0.1%
Thornburg Mortgage Securities Trust, 2007-4 3A1 (Cost - $126,790)	6.095%	9/25/37	128,421	134,379	(b)

MUNICIPAL BONDS - 0.7%
Alabama - 0.4%
Jefferson County, AL, Sewer Revenue	6.000%	10/1/42	500,000	504,825

California - 0.1%
University of California Revenue	4.062%	5/15/33	150,000	143,805

Illinois - 0.2%
Chicago, IL, GO, Taxable Project	7.781%	1/1/35	10,000	11,748
Illinois State, GO, Build America Bonds-Taxable	6.725%	4/1/35	310,000	345,009

Total Illinois				356,757

TOTAL MUNICIPAL BONDS (Cost - $989,411)				1,005,387

SOVEREIGN BONDS - 1.7%
Canada - 0.7%
Quebec Province	7.970%	7/22/36	650,000	958,655

Colombia - 0.4%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	490,000	511,560

Mexico - 0.0%
United Mexican States, Senior Notes	4.750%	3/8/44	30,000	28,500

Russia - 0.0%
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	38,610	43,919	(a)

Turkey - 0.4%
Republic of Turkey, Notes	4.875%	4/16/43	620,000	527,000

Venezuela - 0.2%
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	420,000	364,875	(a)

TOTAL SOVEREIGN BONDS (Cost - $2,245,758)				2,434,509

See Notes to Schedule of Investments.

WESTERN ASSET INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 0.5%
U.S. Government Obligations - 0.5%
U.S. Treasury Notes	2.000%	2/28/21	$500,000	$490,508
U.S. Treasury Notes	2.750%	2/15/24	180,000	180,394

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $671,981)				670,902

			SHARES
PREFERRED STOCKS - 2.0%
FINANCIALS - 2.0%
Banks - 0.1%
U.S. Bancorp	5.150%		4,292	93,351

Capital Markets - 0.3%
State Street Corp.	5.900%		14,282	369,761	(b)

Consumer Finance - 1.3%
GMAC Capital Trust I	8.125%		67,500	1,842,750	(b)

Diversified Financial Services - 0.3%
Citigroup Capital XIII	7.875%		15,253	423,118	(b)

TOTAL PREFERRED STOCKS (Cost - $2,475,939)				2,728,980

TOTAL INVESTMENTS - 98.3% (Cost - $125,125,401#)				137,474,358
Other Assets in Excess of Liabilities - 1.7%				2,321,996

TOTAL NET ASSETS - 100.0%				$139,796,354

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AGM	— Assured Guaranty Municipal Corp.
GO	— General Obligation
REIT	— Real Estate Investment Trust

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end diversified investment company.

The Fund seeks high level of current income, consistent with prudent investment risk. Capital appreciation is a secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$128,661,423	—	$128,661,423
Asset-backed securities	—	1,838,778	—	1,838,778
Collateralized mortgage obligations	—	134,379	—	134,379
Municipal bonds	—	1,005,387	—	1,005,387
Sovereign bonds	—	2,434,509	—	2,434,509
U.S. government & agency obligations	—	670,902	—	670,902
Preferred stocks	$2,728,980	—	—	2,728,980

Total investments	$2,728,980	$134,745,378	—	$137,474,358

Other financial instruments:
Futures contracts	$23,227	—	—	$23,227

Total	$2,752,207	$134,745,378	—	$137,497,585

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$276,540	—	—	$276,540

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Notes to Schedule of Investments (unaudited) (continued)

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(e) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

At March 31, 2014, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(f) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$12,901,342
Gross unrealized depreciation	(552,385)

Net unrealized appreciation	$12,348,957

At March 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 2-Year Notes	17	6/14	$3,737,383	$3,732,563	$(4,820)
U.S. Treasury 5-Year Notes	138	6/14	16,512,027	16,415,531	(96,496)

					(101,316)

Contracts to Sell:
U.S. Treasury 10-Year Notes	48	6/14	5,951,227	5,928,000	23,227
U.S. Treasury Long-Term Bonds	97	6/14	12,751,817	12,922,219	(170,402)
U.S. Treasury Ultra Long-Term Bonds	3	6/14	428,584	433,406	(4,822)

					(151,997)

Net unrealized loss on open futures contracts					$(253,313)

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2014.

	Futures Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$23,227	$(276,540)	$(253,313)

During the period ended March 31, 2014, the volume of derivative activity for the Fund was as follows:

Average market value
Futures contracts (to buy)	$21,037,922
Futures contracts (to sell)	21,834,762

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Income Fund

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	May 23, 2014